UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2017

Education Realty Trust, Inc.

Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 21, 2017, Education Realty Trust, Inc. (the “Company”) and Education Realty Operating Partnership, LP (the “Operating Partnership”) entered into (i) an Equity Distribution Agreement (the “KeyBanc Agreement”) with KeyBanc Capital Markets Inc., in its capacity as sales agent, forward seller and/or principal, and in its capacity as forward purchaser (“KeyBanc”), (ii) an Equity Distribution Agreement (the “Merrill Lynch Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sales agent, forward seller and/or principal (“Merrill Lynch”) and Bank of America N.A., in its capacity as forward purchaser (“BofA”) and (iii) an Equity Distribution Agreement (together with the KeyBanc Agreement and the Merrill Lynch Agreement, the “Distribution Agreements”) with RBC Capital Markets LLC, in its capacity as sales agent, forward seller and/or principal (together with KeyBanc, in its capacity as sales agent, forward seller and/or principal, and Merrill Lynch, the “Managers”) and Royal Bank of Canada, in its capacity as forward purchaser (together with KeyBanc, in its capacity as forward purchaser, and BofA, the “Forward Purchasers”). Pursuant to the Distribution Agreements, the Company may, from time to time, issue and sell through or to the Managers, as sales agents and/or principals, or through the forward sellers, as agents for the Forward Purchasers, shares of its common stock, $0.01 par value per share (the “Common Stock”), having an aggregate offering price of up to $500 million (the “Shares”).

ATM Equity Offerings

Sales of the Shares under the Distribution Agreements may be made through the Managers in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network. The Company has no obligation to sell any of the Shares, and the Company or either of the Managers may at any time suspend the offering or terminate the Distribution Agreements pursuant to the terms of the Distribution Agreements. The actual sale of Shares under the Distribution Agreements in at-the-market transactions will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

Each Manager will be entitled to a commission that will not exceed, but may be lower than, 2.0% of the gross offering proceeds of Shares sold through it as sales agent. Under the terms of each Distribution Agreement, the Company also may offer and sell Shares (i) to either of the Managers as principal, pursuant to a separate agreement, for its own account at a price agreed upon in writing at the time of sale or (ii) in connection with one or more Forward Agreements (as defined below).

Each Manager has agreed, subject to the terms and conditions of the Distribution Agreements, to use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any order that the Company submits to it under the applicable Agreement and with respect to which such Manager has agreed to act as the Company’s sales agent.

Forward Sales

Under the Distribution Agreements, in addition to the issuance and sale of Shares by the Company through the Managers, the Company also may enter into separate forward sale agreements (the “Forward Agreements”) with the Forward Purchasers, the respective forms of which are filed as Exhibits 99.1, 99.2 and 99.3 hereto. In connection with any particular Forward Agreement, the relevant Forward Purchasers will, at our request, borrow from third parties and, through the relevant Manager, sell a number of shares of the Common Stock equal to the number of shares underlying the particular Forward Agreement.

The Company will not initially receive any proceeds from any sale of borrowed Shares by a forward seller. The Company currently expects to fully physically settle each forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect, in its discretion, to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The Operating Partnership intends to use any net proceeds from the sales of Shares through or to the Manager, as sales agents and/or principals, or from the settlement of any Forward Sales Agreement, to fund or partially fund the acquisition, development or improvement of collegiate housing communities, repay indebtedness or for general corporate purposes.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-199988), and a prospectus supplement relating to the Shares that was filed with the Securities and Exchange Commission on February 21, 2017. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Distribution Agreements are filed as Exhibits 1.1, 1.2 and 1.3 and the forms of the Forward Agreements are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K. The description of the Distribution Agreements and the forms of the Forward Agreements does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreements and the forms of the Forward Agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America N.A.

1.3	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, RBC Capital Markets LLC and Royal Bank of Canada

5.1	Opinion of Venable LLP regarding legality of shares

23.1	Consent of Venable LLP (included in Exhibit 5.1)

99.1	Form of Forward Sale Agreement between Education Realty Trust, Inc. and KeyBanc Capital Markets Inc.

99.2	Form of Forward Sale Agreement between Education Realty Trust, Inc. and Bank of America N.A.

99.3	Form of Forward Sale Agreement between Education Realty Trust, Inc. and Royal Bank of Canada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: February 21, 2017	By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

Date: February 21, 2017	By: EDUCATION REALTY OP GP, INC., its general partner

By:	/s/ Edwin B. Brewer, Jr.
Name: Edwin B. Brewer, Jr.
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America N.A.

1.3	Equity Distribution Agreement, dated February 21, 2017, among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, RBC Capital Markets LLC and Royal Bank of Canada

5.1	Opinion of Venable LLP regarding legality of shares

23.1	Consent of Venable LLP (included in Exhibit 5.1)

99.1	Form of Forward Sale Agreement between Education Realty Trust, Inc. and KeyBanc Capital Markets Inc.

99.2	Form of Forward Sale Agreement between Education Realty Trust, Inc. and Bank of America N.A.

99.3	Form of Forward Sale Agreement between Education Realty Trust, Inc. and Royal Bank of Canada